EXHIBIT 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Ivan Braiker, certify that:

1.	I have reviewed this Amendment No. 2 (the "Amendment") to Annual Report on Form 10-K of Ominto, Inc.;

2.	Based on my knowledge, this Amendment does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Annual Report;

DATE: January 25, 2016

/s/ IVAN BRAIKER
Ivan Braiker
Chief Executive Officer